SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 23, 2003

THE TIMKEN COMPANY (Exact Name of Registrant as Specified in its Charter)

Ohio (State or Other Jurisdiction of Incorporation)

1-1169	34-0577130

(Commission File Number)	(I.R.S. Employer Identification No.)

1835 Dueber Avenue, S.W., Canton, Ohio 44706-2798 (Address of Principal Executive Offices) (Zip Code)

(330) 438-3000 (Registrant’s Telephone Number, Including Area Code)

Item 9. Regulation FD Disclosure

     The Timken Company issued a press release on July 23, 2003, announcing results for the second quarter of 2003. A copy of the press release is attached as Exhibit 99.1 to this report and incorporated herein by this reference. This information is not “filed” pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any registration statements under the Securities Act of 1933.

     The information contained in this Current Report, which is intended to be furnished under Item 12, “Results of Operations and Financial Condition,” is instead being furnished under Item 9, “Regulation FD Disclosure” pursuant to interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. As such, the information hereunder shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Exhibits.

99.1	The Timken Company Press Release dated July 23, 2003, announcing results for the second quarter of 2003

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TIMKEN COMPANY

By:	/s/ William R. Burkhart William R. Burkhart Senior Vice President and General Counsel

Date: July 23, 2003

EXHIBIT INDEX

Exhibit Number	Description of Document

99.1	The Timken Company Press Release dated July 23, 2003, announcing results for the second quarter of 2003

4